Our Mission is to develop Gene Therapies to Cure Blindness Diseases NASDAQ: OCGN Corporate Deck

Forward Looking Statement This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our business strategy, future results of operations and financial position, prospective products, product approvals, research and development costs, timing and likelihood of success, estimated market size or growth, and plans and objectives of management for future operations, are forward-looking statements. When used in this presentation, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including those risks set forth in the Company’s filings with the Securities and Exchange Commission, which are available at www.sec.gov, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information available to management as of the date of this presentation. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward- looking statements, even if new information becomes available in the future. This presentation includes estimates by us of statistical data relating to market size and growth and other estimated data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. ©2020 Ocugen. All Rights Reserved. 2

Company Highlights OCGN Strong Diversified (NASDAQ) Global IP Portfolio CUTTING-EDGE TECHNOLOGY PLATFORM Strategic Gene Therapy MODIFIER GENE THERAPY PLATFORM Manufacturing Partnership OCU400 for Inherited Retinal Diseases OCU410 for Dry AMD NOVEL BIOLOGIC THERAPY FOR RETINAL DISEASES OCU200 for DME, Diabetic Retinopathy, Wet AMD CanSinoBIO ©2020 Ocugen. All Rights Reserved. 3

Experienced Leadership Team • Diverse experience in large pharma, signature biotech, and small companies • Development, Manufacturing and Commercialization expertise provides know-how to take pipeline from preclinical to market Shankar Musunuri, PhD, MBA Chairman, CEO and Co-Founder Sanjay Subramanian, MBA Chief Financial Officer Daniel Jorgensen, MD, MPH, MBA Chief Medical Officer Rasappa Arumugham, PhD Chief Scientific Officer Vijay Tammara, PhD Senior Vice President, Regulatory & Quality Kelly Beck, MBA Vice President, Investor Relations & Administration ©2020 Ocugen. All Rights Reserved. 4

Pipeline Overview ©2020 Ocugen. All Rights Reserved. 5

Breakthrough Modifier Gene Therapy Platform Addressing Multiple Diseases with One Product 6

Nuclear Hormone Receptor Genes (NHRs) are Important Modulators of Retinal Development & Function Metabolism = Inflammation and energy Cone cell Cell Survival development = daylight and color vision Phototransduction = translates light into NR2E3 an electrical signal NR1D1 Photoreceptor RORA development = night vision ©2020 Ocugen. All Rights Reserved. 7

Potential to Treat Many Diseases with One Product Modifier Gene Therapy: Introduce a functional gene to modify the expression of many genes and gene-networks, and regulate basic biological processes in retina Potential to address a number of diseases Modifier Gene M using the same Modifier Gene product GENE M GENE M GENE X GENE X Cell with mutated/ Cell with nonfunctioning gene(s) normal function ©2020 Ocugen. All Rights Reserved. 8

Preclinical Data Published in Nature Gene Therapy Efficacy results in 5 unique mouse models of retinitis pigmentosa (RP) Underwent administration of AAV-NR2E3 by subretinal injection Study demonstrates potency of novel modifier gene therapy to elicit broad-spectrum therapeutic benefits in early and intermediate stages of RP • Important milestone for development of therapy; demonstrated proof of principle • Protection elicited in multiple animal models of degeneration caused by different mutations • Potential to represent first broad-spectrum therapy and to provide rescue even after disease onset ©2020 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z 9

OCU400 Preserves Photoreceptors in Early Stage of Disease Control PDE6β Rhodopsin Leber Congenital Enhanced S-cone associated RP associated adRP Amaurosis Syndrome Retina histology • P0 single subretinal injection, evaluation 3-4 months post injection • rd1 evaluated 1-month post injection • Restored Outer Nuclear Layer (ONL) photoreceptors morphology in rd7 ©2020 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z 10

OCU400 Preserves Photoreceptors in Advanced Stage of Disease Rhodopsin Leber Congenital Enhanced S-cone Control associated adRP Amaurosis Syndrome Retina histology • Animals injected at P21 and evaluated 2–3 months post injection • Restored ONL photoreceptors morphology in rd7 • ONL cell layer change in rd7 model doesn’t progress until 4-5 mos. of age ©2020 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z 11

OCU400 Demonstrates Improved Vision Signals in Retina Scotopic ERG B-wave Percentage Increase Photopic ERG B-wave Percentage Increase • ERG response: P0 single subretinal injection, evaluation 3-4 months post injection • rd1 evaluated 1- month post injection ©2020 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z 12

OCU400 Demonstrated Safety in Mouse Model Study results confirm overexpression of Nr2e3 by subretinal AAV8-Nr2e3 injection is not detrimental to retina ©2020 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z 13

OCU400 Regulatory Strategy Proposed Phase 1/2a Phase 2b/3 Potential Approval Broad RP Indication NR2E3 NR2E3 Phase 4 Commitments RHO RHO CEP290 ©2020 Ocugen. All Rights Reserved. 14

Gene Therapy Manufacturing: Plagued by Backlog and Timing Delays Cell & gene therapy manufacturing demand continues to increase • 1,060 clinical trials globally; 80 cell and gene therapy trials in Phase 3 • Large pharma acquiring companies to support internal programs – eg: Roche acquired Spark; Pfizer acquired Bamboo; Celgene acquired Juno • Others being acquired by major CMOs to establish their presence in the gene therapy – eg: Thermo Fisher acquired Brammer Bio; Catalent acquired Paragon Gene therapy companies facing manufacturing bottleneck & costs • Long wait in the queue for CMO while large pharma can bypass (due to scope and financial power) • Traditional CMO model not appropriate for implementing specialized process optimization steps • High cost for the CMC development and clinical supplies; approximately: – $7M - $10M for Phase 1 – $8M - $10M for late stage – $10M - $15M for scale-up development for commercialization/BLA filing Critical to find a Strategic and Reliable Partner that also shares costs ©2020 Ocugen. All Rights Reserved. Source: Manufacturing Cures: Infrastructure Challenges Facing Cell And Gene Therapy Developers 15 In Vivo June 2019 invivo.pharmaintelligence.informa.com

OCU400 Gene Therapy Manufacturing: Strategic Partnership with CanSinoBIO CanSinoBIO • Biotech company publicly-listed on Hong Kong exchange (6185.HK) with market cap of ~$7 Billion USD • State-of-the-art facilities with world class team • Provides scalable GMP cell lines (such as HEK293 suspension culture adopted) for commercial manufacturing CanSinoBIO to perform CMC development & manufacturing of clinical supplies • CanSinoBIO responsible for all associated costs • Option for commercial manufacturing agreement CanSinoBIO has rights to develop, manufacture and commercialize OCU400 for Greater China market Partnership paves a path for Ocugen to advance OCU400 into the clinic with significantly reduced capital and resources ©2020 Ocugen. All Rights Reserved. 16

OCU410 (AAV-RORA): Dry AMD Dry Age-Related Macular Degeneration (AMD) • Leads to irreversible blindness due to degeneration of the retina ~9-10M patients in the US Inflammation Contributing Factors • Aging • Genetics Oxidative RORA Stress Normal Retina • Environmental Factors Lipid Peroxidation Currently no approved treatment for Dry AMD Dry AMD ©2020 Ocugen. All Rights Reserved. Sources: https://www.brightfocus.org/macular/article/age-related-macular-facts-figures 17 https://www.uniprot.org/uniprot/P35398#function

OCU200: Diabetic Macular Edema (DME) Diabetic Retinopathy (DR) Wet AMD Novel Biologic Offering Benefits Beyond Anti-VEGF 18

DME, DR & Wet AMD are Leading Causes of Blindness Diabetic Macular Edema (DME) Diabetic Retinopathy (DR) ~745,000 DME patients in the US Wet AMD • Most common causes of vision loss in patients with diabetes and aging ~7.7M DR patients in the US population • Anti-VEGF & corticosteroids therapies not effective in approximately 50% of patients • Leakage and fluid accumulation continues ~1.1M Wet AMD patients in the US in sub-retinal space even after many months of treatment Targeting Integrin Pathways Offer New Opportunities ©2020 Ocugen. All Rights Reserved. 19

OCU200: Tumstatin-Transferrin Fusion Protein • Inhibits new blood vessel formation • Anti-inflammatory • Anti-oxidative DME/DR Wet AMD Wet AMD Oxygen-Induced Retinopathy (OIR) Mouse Model In-Vivo Laser-Induced Rat CNV Model In-Vivo Laser-Induced Mouse CNV Model 80 Neovascular area (normalized) * 150 ** ** 60 100 50 40 0 Leaky CNV (%) lesions -50 Vehicle E y le a OCU200 OCU200 + NV (% of control retina NV) g g g µ µ µ g) Tumstatin OCU200 Avastin Eylea 5 µ PBS Eylea 2.5 10 Vehicle OCU200 (40 Effect of OCU200 intravitreal treatments on Neovascularization (NV). Data are * indicates p<0.05 when compared to PBS and/or tumstatin treatment Data expressed as percentage of CNV lesions on presented as mean± SD. Filled circles represent data points from individual eyes † indicates p<0.05 when compared to Avastin; CNV lesions measured Day 10 after treatment. Laser induction & * P < 0.05, ** P < 0.01 (n = 9-10 eyes per group) on day 14 after treatment treatment start on Day 0 OCU200 Demonstrated Superior Efficacy Compared to Existing Anti-VEGF Therapies ©2020 Ocugen. All Rights Reserved. 20

Summary of Near-Term Milestones OCU400 (AAV-NR2E3) OCU410 (AAV-RORA) OCU200 Retinal Degenerative Diseases Dry AMD DME, DR, Wet AMD (gene therapy) (gene therapy) (novel biologic)  Mar 2020: Preclinical Data Published • 2020-2021: Continue IND-Enabling • 2020-2021: Continue IND-Enabling in Nature Gene Therapy Studies Studies • 2020: Continue IND-Enabling Studies • 2022: Target Phase 1/2a Clinical Trial • 2022: Target Phase 1/2a Clinical Trial  Initiated Tox Studies • 2021: Target Phase 1/2a Clinical Trial Note: Check mark () denotes completed milestone. All other milestones are anticipated future milestones. ©2020 Ocugen. All Rights Reserved. 21

A Bold Vision to Cure Blindness Diseases with Gene Therapies For more information, contact: Kelly Beck Vice President, Investor Relations & Administration kelly.beck@ocugen.com